Exhibit 99.2

                           DOMARK INTERNATIONAL, INC.
                        (unaudited consolidated proforma)
                                  BALANCE SHEET
                             As of February 29, 2008

                                                                 AS OF 02/29/08
                                                                 --------------
                                     ASSETS
CURRENT ASSETS
  Cash                                                            $    126,568
  Accounts Receivable                                                1,759,364
  Inventory                                                            775,167
                                                                  ------------
      TOTAL CURRENT ASSETS                                           2,661,099
                                                                  ------------
OTHER CURRENT ASSETS
  Due from  Employees                                                      233
  Prepaid Expenses                                                         220
  Deffered Tax Asset                                                   222,544
  Investment in Subsidiary                                             670,811
  Preffered Stock in Subsidiary                                      3,903,750
  Due from Related Party                                               191,077
  Inventory - Media                                                 10,000,000
  Prepaid Packages                                                     125,043
                                                                  ------------
      TOTAL OTHER CURRENT ASSETS                                    15,113,677
                                                                  ------------
FIXED ASSETS
  Furniture & Fixtures                                                  12,019
  Computer Equipment & Software                                         22,276
  Equipment                                                              3,745
  Vehicles                                                              36,848
  Less: Accum.Depreciaton                                              (38,077)
                                                                  ------------
      TOTAL FIXED ASSETS                                                36,811
                                                                  ------------
OTHER ASSETS
  Security Deposits                                                      4,333
  Goodwill                                                             487,700
                                                                  ------------
      TOTAL OTHER ASSETS                                               492,033
                                                                  ------------

      TOTAL ASSETS                                                $ 18,303,620
                                                                  ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable and accrued expenses                           $  1,530,765
  Payroll Liabilities                                                   22,813
  Compensation Payable                                                 220,000
  Notes Payable                                                      4,312,537
                                                                  ------------
      TOTAL CURRENT LIABILITIES                                      6,086,114
                                                                  ------------
LONG-TERM LIABILITIES
  Convertible Note Payable                                             250,000
  Note Payable                                                       3,510,964
  Bond Payable                                                         736,826
                                                                  ------------
      TOTAL LONG-TERM LIABILITIES                                    4,497,790
                                                                  ------------
STOCKHOLDERS' EQUITY
  Preferred Stock - Par value $0.001
    Authorized: 2,000,000
    Issued and Outstanding: None                                            --
  Common Stock - Par value $0.001;
    Authorized: 200,000,000
    Issued and Outstanding: 18,750,000                                  18,750
  Additional Paid-In Capital                                         7,585,846
  Accumulated Deficit during development stage                         115,119
                                                                  ------------
      Total Stockholders' Equity                                     7,719,715
                                                                  ------------

      TOTAL LIABILITIES AND EQUITY                                $ 18,303,620
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

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
                           DOMARK INTERNATIONAL, INC.
                        (unaudited consolidated proforma)
                             STATEMENT OF OPERATIONS
                  For the Nine Months Ending February 29, 2008


                                                                  For 9 months
                                                                   ending on
                                                               February 29, 2008
                                                               -----------------

REVENUE                                                           $ 3,327,356

COST OF SALES                                                       2,825,263

GROSS PROFIT                                                          502,094

OPERATING EXPENSES
  Professional Fees                                                    13,633
  General and administrative                                          774,663
                                                                  -----------

TOTAL OPERATING EXPENSES                                              788,296
                                                                  -----------

GAIN/(LOSS) FROM OPERATIONS (286,202)

OTHER INCOME                                                              326

INTEREST EXPENSE                                                       92,576

PROVISION FOR INCOME TAXES                                             33,010
                                                                  -----------

NET GAIN/(LOSS)                                                   $  (345,442)
                                                                  ===========


   The accompanying notes are an integral part of these financial statements.

                           DOMARK INTERNATIONAL, INC.
                        (unaudited consolidated proforma)
                        STATEMENT OF STOCKHOLDERS' EQUITY
                            As of February 29, 2008

                                                                                         Accumulated
                                                                         Additional     Deficit During
                                                  Common Stock            Paid In        Development         Total
                                                Shares         Par        Capital           Stage            Equity
                                                ------         ---        -------           -----            ------
BALANCE, MAY 31, 2006                          2,000,000     $ 2,000     $    3,000       $ 472,521        $  477,521
                                              ==========     =======     ==========       =========        ==========
Stock Issued for cash on
March 9, 2007 at $0.05
per share                                      2,000,000       2,000         48,000                            50,000

Net Loss                                                                                    (12,460)          (12,460)
                                              ----------     -------     ----------       ---------        ----------

BALANCE, MAY 31, 2007                          4,000,000       4,000         51,000         460,061           515,061
                                              ==========     =======     ==========       =========        ==========

Capital Contribution on August 16, 2007                                     500,000                           500,000

In-Kind Contribution                                                          1,013                             1,013

Capital Contribution on August 16, 2007                                   6,700,000                         6,700,000

Capital Contribution on September 13, 2007                                      500                               500

Capital Contribution on September 21, 2007                                  333,333                           333,333

Common Stock issued for assets
 at $0.001 per share                          13,000,000      13,000                                           13,000

Retroactively applied share issuance
 treated as a 2-to-1 stock split at par
 value, $0.001 per share

Common Stock issued for assets at $0.001
 per share                                       500,000         500                                              500

Common stock issued as compensation              500,000         500                                              500
 to director at $0.001 per share

Common stock issued for assets at $0.001         750,000         750                                              750
 per share

Net Loss                                                                                   (344,942)         (344,942)
                                              ----------     -------     ----------       ---------        ----------

BALANCE, FEBRUARY 28, 2008                    18,750,000     $18,750     $7,585,846       $ 115,119        $7,719,715
                                              ==========     =======     ==========       =========        ==========


   The accompanying notes are an integral part of these financial statements.

                           DOMARK INTERNATIONAL, INC.
                        (unaudited consolidated proforma)
                            STATEMENTS OF CASH FLOWS
                  For the Nine Months Ending February 29, 2008

                                                                   For 9 months
                                                                     ending
                                                                     2/29/08
                                                                    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                          $(345,442)
  Adjustments to reconcile net loss to net cash
   used in operations
     Stock as compensation                                                595
     Inventory                                                       (214,756)
     Non-Cash interest on beneficial bond conversion                   73,966
     Provision for income taxes                                       (33,010)
     Depreciation                                                         140
     (Increase)/Decrease in prepaid expenses                            4,417
     Increase/(Decrease) in accounts payable                          308,130
     Increase/(Decrease) in accrued expenses                          277,545
     Increase/(Decrease) in compensation payable                      141,328
     Increase/(Decrease) in payroll liabilities                        12,607
     Increase/(Decrease) in prepaid packages                          (40,350)
     Increase/(Decrease) in accounts  receivable                     (233,960)
                                                                    ---------
NET CASH USED IN OPERATING ACTIVITIES                                 (48,790)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Cash paid for Property, Plant, & Equipment                           (1,159)
                                                                    ---------
NET CASH USED IN INVESTING ACTIVITIES                                  (1,159)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Paid to Related Party                                         (167,345)
  Repayment of Note Payable                                          (132,418)
  Cash Received on Notes Payable                                      250,000
                                                                    ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                             (49,763)
                                                                    ---------

NET INCREASE IN CASH                                                  (99,712)

Cash at Beginning of Period                                           226,280
                                                                    ---------

CASH AT END OF PERIOD                                               $ 126,568
                                                                    =========


   The accompanying notes are an integral part of these financial statements.

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